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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 27, 2005

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

             Delaware                   1-7598               94-2359345
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   (State or Other Jurisdiction      (Commission          (IRS Employer
         of Incorporation)           File Number)       Identification No.)

           3100 Hansen Way, Palo Alto, CA                    94304-1030
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      (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code   (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

        On July 27, 2005, Varian Medical Systems, Inc. announced that: Varian Medical Systems Reports Growth in Earnings, Revenues, Net Orders, Backlog for Third Quarter of Fiscal 2005. A copy of the press release is attached as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1 Press Release dated July 27, 2005 regarding Varian Medical Systems Reports Growth in Earnings, Revenues, Net Orders, Backlog for Third Quarter of Fiscal 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Varian Medical Systems, Inc.


                                                 By:    /s/ JOHN W. KUO
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                                                 Name:  John W. Kuo
                                                 Title: Corporate Vice President
                                                        and General Counsel

Dated:  July 27, 2005

                                  EXHIBIT INDEX

Number                                Exhibit
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 99.1 Press Release dated July 27, 2005 regarding Varian Medical Systems Reports Growth in Earnings, Revenues, Net Orders, Backlog for Third Quarter of Fiscal 2005.